Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2024
Restatement Determination Date [Axis]: 2024-12-31
Erroneously Awarded Compensation Recovery [Table]
Restatement Does Not Require Recovery [Text Block]	Awards granted under the Restated Plan are subject to any Company clawback or recoupment policies in effect from time to time, which includes but is not limited to any compensation recovery policy adopted by the Company including in response to the requirements of Section 10D of the Exchange Act and any applicable listing rules or other implementing rules and regulations thereunder, or as otherwise required by law. Awards will be automatically unilaterally amended to comply with any such compensation recovery policy. For more information about our current executive compensation recoupment policies, see “Compensation Clawback Policy” below.